SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                         March 13, 1998


                 SEARS ROEBUCK ACCEPTANCE CORP.

       (Exact name of registrant as specified in charter)



   Delaware          1-4040                51-0080535
(State or Other     (Commission         (IRS Employer
Jurisdiction of     File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (302) 888-3112




Item 5.        Other Events.

          On March 13, 1998, Registrant executed a Pricing Agreement with Goldman, Sachs & Co., as Representatives of the several underwriters named therein, relating to $1,000,000,000 aggregate principal amount of Registrant's 6% Notes due March 20, 2003 pursuant to an Underwriting Agreement dated June 25, 1997, with Goldman, Sachs & Co., relating to debt securities.

Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

Exhibit No.

   1(a) Pricing Agreement, dated March 13, 1998, among Registrant, Sears, Roebuck and Co. and Goldman, Sachs & Co.

   1(b) Underwriting Agreement, dated June 25, 1997, among Registrant, Sears, Roebuck and Co. and Goldman, Sachs & Co. Incorporated herein by reference to Registrant's Current Report on Form 8-K dated May 13, 1997 (File No. 1-4040).

   4            Form of 6% Note.

   5            Opinion of Nancy K. Bellis dated March 20, 1998, relating to the validity of $1,000,000,000 aggregate principal amount of 6% Notes due March 20, 2003.

   23           Consent of Nancy K. Bellis (included in Exhibit 5).




          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS ROEBUCK ACCEPTANCE CORP.




Date:  April 1, 1998            By:     /s/George F. Slook
                                        Vice President, Finance and
                                        Assistant Secretary




                          EXHIBIT INDEX

Exhibit No.

   1(a) Pricing Agreement, dated March 13, 1998, among Registrant, Sears, Roebuck and Co. and Goldman, Sachs & Co.

   1(b) Underwriting Agreement, dated June 25, 1997, among Registrant, Sears, Roebuck and Co. and Goldman, Sachs & Co. Incorporated herein by reference Registratnt's Current Report on Form 8-K dated May 13, 1997 (File No. 1-4040).

   4            Form of 6% Note.

   5            Opinion of Nancy K. Bellis dated March 20, 1998, relating to the validity of $1,000,000,000 aggregate principal amount of 6% Notes due March 20, 2003.

   23           Consent of Nancy K. Bellis (included in Exhibit 5).